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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 19, 2001
                Date of Report (date of earliest event reported)

                         Commission File Number 1-13873

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                                 STEELCASE INC.
             (Exact name of registrant as specified in its charter)

             Michigan                                   38-0819050
      (State of incorporation)            (IRS employer identification number)

               901 44th Street,                           49508
            Grand Rapids, Michigan                      (Zip Code)
  (Address of principal executive offices)

                                 (616) 247-2710
                         (Registrant's telephone number)

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ITEM 5.  Other Events

On December 19, 2001, Steelcase Inc. announced results for the third quarter and the Board of Directors declared a third quarter cash dividend of $0.06 per share on the company's Class A and Class B common stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety.















                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              STEELCASE INC.

Date: December 19, 2001

                                                    /S/ JAMES P. KEANE
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                                                      James P. Keane
                                                  Senior Vice President
                                               and Chief Financial Officer
                                              (Duly Authorized Officer and
                                               Principal Financial Officer)